UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23806

Pender Real Estate Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

Timothy M. Bonin

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copies to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

Registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Pender Real Estate Credit Fund

Annual Report December 31, 2025

i

Pender Real Estate Credit Fund
Management’s Discussion of Fund Performance (Unaudited)

Dear Shareholders,

We are pleased to present the annual report for the Pender Real Estate Credit Fund (the “Fund”) for the fiscal year ended December 31, 2025. The Fund is the successor to the Pender Asset Based Lending Fund 1, L.P. fund, which was a private fund organized under and subject to Regulation D under the Securities Act of 1933. On April 24, 2023, the private fund was reorganized into a publicly offered U.S. Securities and Exchange Commission Registered Closed-End Interval Fund. Much like its predecessor fund, the Fund seeks to generate risk-adjusted current income, while seeking to prioritize capital preservation primarily through credit investments secured by commercial real estate located in the United States. The Fund’s focus is on origination of short-term (12-36 month) bridge loans, secured by high quality senior position collateral in transitional commercial real estate assets, primarily in the lower middle market. The Fund may also make mezzanine, preferred equity and other credit investments in such real estate assets.

We seek real estate sub-sector and geographic diversity in the Fund’s portfolio over concentrated allocations. At the fiscal year end, the Fund held private market exposure to many sectors with a focus on multi-family housing, along with industrial, mixed use, retail, hospitality, mobile home, and office real estate assets. This exposure was spread across 52 loans in 15 states.

During the fiscal year the Fund produced annual returns of 7.05% for the I1 Shares, and 7.32% for the I2 Shares. The A Share Class (PNDAX) returned 0.81% including sales load, and 6.93% excluding sales load, for the fiscal year. The Bloomberg U.S. Aggregate Bond Index*, the Fund’s benchmark, returned 7.30% for the fiscal year.

For the period from inception on April 24, 2023, through the fiscal period ended December 31, 2025, the I1 Share Class (PNDRX) produced a total return of 23.24%, and the I2 Share Class (PNDIX) produced a total return of 24.06%, comparing favorably to the Bloomberg U.S. Aggregate Bond Index*, which produced a return of 11.60% during the same period. From inception on August 12, 2024, through the fiscal period ended December 31, 2025, the A Share Class (PNDAX) produced a total return of 3.94% including sales load and 10.23% excluding sales load.

For the current fiscal year end, year-over-year loan amounts increased by 28%, collateral value increased by 46%, loan to value strengthened by more than 1.6%, and assets under management (AUM) increased by 21%. From the inception date to the fiscal year end, total active loan amounts increased by 100%, collateral value increased by 146%, loan to value strengthened by more than 5% and AUM increased by 125%. The Fund’s conversion from a private to interval fund structure has continued to prove to be an easier way to invest, as its early growth suggests.

In 2025, the Fund originated 29 loans totaling $395,875,096. The Fund also received 703 total requests for financing totaling $11.19B. We believe that the quality of submissions has continued to trend upward, strengthening potential returns, and potentially reducing risk. Again, the Fund’s conversion proved advantageous, providing a strong alternative for private credit with regional bank dislocation and large traditional lending becoming a less attractive option. There was very little change in the Fund’s net asset value during the period due to positive underlying performance, age of investments and a lack of exposure to material macro impacts or impairments.

With what we believe to be a strong pipeline of investments, we feel that the Fund is well positioned to bring value to shareholders and that its performance will compare favorably to other income solutions. Our emphasis during the next fiscal year will be to increase AUM to take advantage of the increasing opportunities for private credit.

Thank you for your investment and we truly appreciate your continued partnership with us.

Regards,

Cory Johnson	Zach Murphy
President	Investment Advisor

____________

*        Index Description

US Bonds — Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities, and is generally considered a barometer of the US bond market. (*Note, this is not an investable index).

Performance Disclosure:    Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling (877)-773-7703. Investments in A Class Shares of the Fund are subject to an initial sales charge of 5.75% of the subscription amount. Performance excluding the load does not reflect this charge and returns would have been lower if it was included. A Class Shareholders who tender for repurchase A Class Shares that were purchased in amounts of $1,000,000 or more that have been held, as of the time of repurchase, less than one year from the purchase date will be subject to an early repurchase fee of 1.00% of the original purchase price.

An investment in the Fund is subject to a substantial degree of risk. These risks include, but are not limited to, the following:    Real estate entails special risks, including tenant lease renewals, defaults, environmental problems, and adverse changes in local economies. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a significant portion of the investor’s portfolio but instead only a portion of an investor’s portfolio allocated to real estate. Diversification does not ensure a profit or guarantee against a loss. The Fund’s Borrowings are limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings. Borrowing presents opportunities to increase the Fund’s return but potentially increases the losses as well. The Fund does not intend to list its Shares on any securities exchange, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all or a specified portion of their shares tendered during a quarterly repurchase offer. An investment in the Fund is not suitable for investors that require current liquidity. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

Pender Real Estate Credit Fund
Fund Performance December 31, 2025 (Unaudited)

I1 Class Shares — Performance of a $5,000,000 Investment*

I2 Class Shares — Performance of a $100,000,000 Investment***

A Class Shares — Performance of a $10,000 Investment****

____________

*        This graph compares a hypothetical $5,000,000 investment in the Fund’s I1 Class Shares, made at its inception, with a similar investment in the Bloomberg U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

**      The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses, which would lower performance.

***    This graph compares a hypothetical $100,000,000 investment in the Fund’s I2 Class Shares, made at its inception, with a similar investment in the Bloomberg U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

****  This graph compares a hypothetical $10,000 investment in the Fund’s A Class Shares, made at its inception, with a similar investment in the Bloomberg U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. The load price assumes an initial investment of $9,425 ($10,000 less the maximum sales load of 5.75%).

Cumulative Total Returns as of December 31, 2025	One Year	Annualized Since Inception
Pender Real Estate Credit Fund I1 - Class Shares (Commencement of operations 4/24/2023)	7.05%	8.06%
Pender Real Estate Credit Fund I2 - Class Shares (Commencement of operations 4/24/2023)	7.32%	8.33%
Pender Real Estate Credit Fund - A Class Shares (Commencement of operations 8/15/2024)	6.93%	7.31%
Pender Real Estate Credit Fund - A Class Shares - With Load(b) (Commencement of operations 8/15/2024)	0.81%	2.84%
Bloomberg U.S. Aggregate Bond Index	7.30%	4.16%

____________

(a)      A Class Shares may be subject to sales charge of up to 5.75% of the subscription amount.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (877) 773-7703.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for the period would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the Fund’s current expense ratio, please refer to the Consolidated Financial Highlights Section of this report.

Pender Real Estate Credit Fund
Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders
Pender Real Estate Credit Fund

Opinion on the financial statements

We have audited the accompanying consolidated statement of assets and liabilities of Pender Real Estate Credit Fund and subsidiaries (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “consolidated financial statements”) and the consolidated financial highlights for each of the two years in the period then ended and for the period from April 24, 2023 (commencement of operations) through December 31, 2023. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 24, 2023 (commencement of operations) through December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31 2025, by correspondence with the borrowers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor since 2023.

Newport Beach, California

March 5, 2026

Pender Real Estate Credit Fund Consolidated Schedule of Investments December 31, 2025
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
Private Debt — 120.4%(2),(3)
Assisted Living — 2.3%
2601 Tandy ABL I Holdings, LLC⁽⁴⁾⁽[5]⁾	N/A	6.00(5)	2/1/2026	4/1/2023	$11,950,000	$12,002,253	$10,568,253

Gas/Service Station — 1.2%
Trilogy Holdings, LLC Fuels⁽⁴⁾⁽⁶⁾	SOFR1M + 6.91%	11.75	12/1/2026	10/28/2024	5,575,000	5,551,513	5,621,201

Hospitality — 0.8%
2422 Ridgeway ABL I Holdings, LLC⁽⁶⁾	TBILL1M + 6.69%	12.00	8/1/2026	5/1/2022	1,958,315	1,846,974	1,845,260
Wattsburg Hospitality, LLC⁽⁶⁾	TBILL1M + 4.20%	9.00	4/1/2026	3/29/2023	1,950,000	1,943,061	1,945,986
						3,790,035	3,791,246
Industrial — 9.5%
2528 Hondo Ave., LLC⁽⁶⁾	SOFR1M + 4.42%	9.75	9/1/2026	8/30/2024	6,000,000	6,050,387	6,059,387
Farm to Market Industries, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 4.47%	8.25	6/1/2026	5/30/2025	32,500,000	27,488,968	27,534,718
Finn Equipment Leasing, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 4.46%	8.46	2/1/2026	1/28/2025	14,000,000	11,040,436	11,070,436
						44,579,791	44,664,541
Mixed Use — 4.1%
1810 Chestnut Street Development, LLC⁽⁶⁾	TBILL1M + 8.17%	12.12	3/1/2026	8/2/2022	13,350,000	11,358,731	11,455,206
The Elms MT, LLC⁽⁶⁾	SOFR1M + 7.43%	12.74	5/1/2026	4/29/2024	9,950,000	7,796,274	7,776,374
						19,155,005	19,231,580
Multifamily — 94.8%
201 Clark RD Apts LLC⁽⁴⁾	N/A	8.25	1/1/2027	12/19/2025	23,250,000	19,559,801	19,594,676
2201 SW NYE, LLC⁽⁶⁾	SOFR1M + 4.48%	8.48	2/1/2026	1/10/2025	3,375,000	3,375,000	3,383,438
268 Cedar Hill Apts LLC	N/A	10.25	12/19/2026	12/19/2025	10,000,000	8,858,265	8,873,265
512 Mesquite Apts LLC	N/A	10.25	12/19/2026	12/19/2025	12,500,000	9,760,331	9,791,581
Atlanta 330, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 2.90%	8.25	9/1/2026	8/13/2024	39,450,000	33,591,461	33,680,086
Bayview West Apartments LLC⁽⁴⁾	N/A	7.75	11/1/2026	10/30/2025	3,400,000	2,743,488	2,748,588
Brazos Lauradale, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 3.84%	8.25	10/1/2026	9/19/2025	13,750,000	12,986,298	13,020,673
Brazos Liberty Crossing, LLC	N/A	11.00	11/1/2026	10/27/2025	6,500,000	6,096,848	6,096,848
Brazos Meadows, LLC⁽⁴⁾	N/A	7.75	12/4/2026	12/4/2025	18,050,000	15,659,556	15,704,681
Camelot Village Apts LLC⁽⁴⁾	N/A	8.25	1/1/2027	12/19/2025	39,750,000	33,505,466	33,604,841
FC Armature, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 3.37%	7.75	10/1/2026	9/17/2025	13,500,000	10,544,107	10,577,857
Grandview Apartments 1002, LLC⁽⁶⁾	SOFR + 4.61%	9.25	3/1/2026	2/27/2023	5,800,000	5,814,459	5,820,259
Huntington 1401 LLC⁽⁴⁾	N/A	9.75	12/3/2027	12/3/2025	3,220,096	444,460	452,510
KSA GP, LLC⁽⁶⁾	SOFR + 4.72%	9.00	7/1/2026	5/4/2022	2,710,426	1,983,005	2,089,268
Lakeview 28, LLC⁽⁶⁾	SOFR1M + 3.43%	8.75	9/1/2026	8/29/2024	3,500,000	2,827,716	2,834,716

Pender Real Estate Credit Fund Consolidated Schedule of Investments — (Continued) December 31, 2025
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
LNX Uptown, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 2.94%	8.25	6/1/2026	5/24/2024	$27,840,000	$21,576,454	$21,641,054
Lumberton MFD, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 4.38%	8.75	5/1/2026	4/30/2025	19,600,000	14,237,714	14,286,714
Magnolia TH, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 3.88%	8.25	5/1/2026	4/24/2025	30,000,000	8,800,439	8,870,439
MavDevMan P1, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 3.93%	8.25	6/1/2028	5/28/2025	45,000,000	21,565,890	21,903,390
MF Carisma LLC	N/A	11.75	12/3/2027	12/3/2025	10,152,700	9,609,466	9,634,848
MF Helios LLC	N/A	11.75	12/3/2027	12/3/2025	15,973,925	15,143,990	15,183,925
MF Lumina LLC	N/A	11.75	12/3/2027	12/3/2025	14,873,375	14,194,281	14,231,464
NPA AP, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 4.41%	8.75	11/1/2026	4/1/2025	4,475,000	3,246,833	3,219,983
PDGL Trust, LLC⁽⁶⁾	SOFR1M + 4.44%	7.50	6/1/2026	5/23/2024	4,000,000	3,988,561	3,998,561
Pebble Bay Apartments, LLC⁽⁴⁾	N/A	7.75	11/1/2026	10/30/2025	6,900,000	6,560,313	6,577,563
Prosper GP LP, LLC	N/A	8.00	9/1/2026	9/15/2023	26,200,000	25,324,564	25,390,064
Riverbend PEGP, LLC	N/A	5.00	2/1/2026	10/6/2023	19,430,000	19,344,940	19,393,515
Rose Lane Apartments⁽⁶⁾	SOFR1M + 4.46%	8.46	2/1/2026	1/24/2025	3,000,000	3,000,000	3,007,500
S Court Apts, LLC⁽⁴⁾	N/A	7.75	11/1/2026	10/30/2025	6,700,000	6,413,638	6,430,388
Sandman 4 Apartments, LLC⁽⁶⁾	SOFR1M + 3.93%	9.25	12/1/2026	11/16/2023	1,300,000	1,040,416	1,043,016
Solamar Apts LLC & NAE Capital LLC⁽⁴⁾	N/A	8.75	11/1/2026	10/29/2025	17,000,000	13,289,967	13,332,466
Wagner RE, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 4.41%	9.75	9/1/2026	8/13/2024	12,500,000	11,709,760	11,741,010
WAM Harvey, LLC	N/A	9.00	11/1/2026	3/12/2024	26,800,000	24,949,675	24,748,675
Warrior Fund I, LLC⁽⁶⁾	SOFR1M + 4.46%	8.75	1/1/2026	2/1/2024	41,100,000	38,933,974	39,031,785
Wesley GP, LLC⁽⁶⁾	TBILL1M + 4.00%	6.00	3/1/2026	5/31/2022	10,475,000	8,287,687	8,484,084
Yakima 28, LLC⁽⁶⁾	TBILL1M + 3.93%	8.74	12/1/2026	11/29/2022	4,430,000	4,460,438	4,485,363
						443,429,261	444,909,094
Office — 2.0%
Five Seven Five One Holdings LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 5.35%	9.75	8/1/2026	7/17/2025	11,000,000	9,486,643	9,558,143

Retail — 2.1%
300 NPB LLC	N/A	10.00	11/1/2026	10/21/2025	2,100,000	2,086,930	2,092,180
David Streeter⁽[7]⁾	N/A	6.00	7/1/2026	5/21/2021	12,218	11,977	12,007
Lumberton Retail I, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 3.88%	8.25	5/1/2026	4/30/2025	6,000,000	4,221,933	4,229,133
North Palm Commercial LLC	N/A	10.00	11/1/2026	10/21/2025	3,900,000	3,875,728	3,885,478
						10,196,568	10,218,798

Storage — 3.6%
DT Dev Phase 2, LLC⁽⁴⁾⁽⁶⁾	SOFR1M + 3.43%	7.75	6/1/2028	5/28/2025	13,500,000	11,861,805	11,895,555
MBRV I, LLC & MBRV II, LLC⁽⁶⁾	SOFR + 2.51%	6.75	10/1/2026	9/10/2024	6,375,000	5,116,989	5,129,739
						16,978,794	17,025,294
Total Private Debt						565,169,863	565,588,150

Pender Real Estate Credit Fund Consolidated Schedule of Investments — (Continued) December 31, 2025
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
Real Estate Owned — 0.8%(3)(8)
Mixed Use — 0.8%
Theos Fedro Holdings, LLC(9)	N/A	N/A	N/A	N/A	N/A	$3,600,000	$3,600,000
Total Real Estate Owned						3,600,000	3,600,000

Total Investments (Cost $568,769,863) — 121.2%							$569,188,150
Liabilities in excess of other assets — (21.2)%							(99,525,616)
Net Assets — 100.0%							$469,662,534

____________

LLC — Limited Liability Company

TBILL1M — One month term U.S. Treasury Bill

SOFR — Secured Overnight Financing Rate

SOFR1M — One month term Secured Overnight Financing Rate

(1)      Cost is equal to carrying value of the loan which includes the current outstanding balance plus minus any deferred fees or cost.

(2)      All Private Debt investments are exempt under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $565,588,150, which represents 120.4% of total net assets of the Fund.

(3)      All Private Debt and Real Estate Owned investments are Level 3 securities fair valued using significant unobservable inputs.

(4)      A portion of this holding is subject to unfunded commitments. (Note 8)

(5)      The Borrower received an interest waiver from the Fund until August 2026.

(6)      Floating rate security.

(7)      David Streeter is an individual loan receivable from past litigation settlement between Mr. Streeter and the Predecessor Fund.

(8)      All Real Estate Owned investments are Level 3 holdings fair valued using significant unobservable inputs.

(9)      Theos Fedro Holdings, LLC is held through a wholly owned subsidiary, 819 Ellis CF Holdings, LLC.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Summary of Investments December 31, 2025
Security Type	Percent of Total Net Assets
Private Debt	120.4%
Total Private Debt	120.4%
Real Estate Owned	0.8%
Total Real Estate Owned	0.8%
Total Investments	121.2%
Liabilities in excess of other assets	(21.2)%
Net Assets	100.0%
Property Type	Percent of Total Net Assets
Private Debt
Assisted Living	2.3%
Gas/Service Station	1.2%
Hospitality	0.8%
Industrial	9.5%
Mixed Use	4.1%
Multifamily	94.8%
Office	2.0%
Retail	2.1%
Storage	3.6%
Total Private Debt	120.4%

Real Estate Owned
Mixed Used	0.8%
Total Real Estate Owned	0.8%

Total Investments	121.2%
Liabilities in excess of other assets	(21.2)%
Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Assets and Liabilities December 31, 2025
Assets:
Investments, at fair value (cost $568,769,863)	$569,188,150
Cash	9,495,673
Interest receivable	3,613,233
Prepaid expenses	1,227,309
Other receivables	750,000
Fund shares sold receivable	2,079,464
Total Assets	586,353,829

Liabilities:
Line of credit (Note 11)	112,000,000
Interest payable on lines of credit	426,978
Investment management fee	847,035
Incentive fee payable, net of voluntary waiver (Note 4)	227,390
Property tax and insurance reserves	1,777,515
Trustee fees payable	13,000
Other accrued liabilities	1,399,377
Total Liabilities	116,691,295
Commitments and contingencies (Note 8)
Net Assets	$469,662,534

Composition of Net Assets:
Paid-in capital	$469,840,385
Total distributable earnings	(177,851)
Net Assets	$469,662,534

Net Assets Attributable to:
I1 Class Shares	$196,460,114
I2 Class Shares	272,828,724
A Class Shares	373,696
$469,662,534

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized):
I1 Class Shares	19,567,134
I2 Class Shares	27,162,989
A Class Shares	37,252
46,767,375

Net Asset Value per Share:
I1 Class Shares	$10.04
I2 Class Shares	10.04
A Class Shares	10.03
A Class Shares – Maximum offering price per share (Net asset value per share divided by 0.9425)(1)	10.64

____________

(1)      Reflects a maximum sales charge of 5.75%.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Operations For the Year Ended December 31, 2025
Investment Income:
Interest income	$46,135,057
Other income	474,564
Total Investment Income	46,609,621

Expenses:
Investment management fee (Note 4)	6,220,325
Interest expense on lines of credit	5,316,566
Incentive fee (Note 4)	3,334,175
Legal fees	755,483
Audit and tax fees	529,750
Distribution and servicing fees – I1 Class & A Class (Note 5)	429,555
Fund accounting and administration fees	389,198
Loan servicing fees (Note 4)	215,433
Other fees	195,466
Trustee fees	127,464
Transfer agency fees	118,797
Custody fees	105,629
Research fees	90,503
Tax fees	69,600
Chief compliance officer fees	28,610
Insurance fees	9,001
Total Expenses Before Recoupment and Voluntary Waiver	17,935,555
Less: Voluntary waiver of incentive fees (Note 4)	(199,556)
Net Expenses	17,735,999
Net Investment Income	28,873,622

Net Realized Loss on Investments	(70,363)
Net Change in Unrealized Appreciation on Investments	100,545
Net Increase in Net Assets from Operations	$28,903,804

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Changes in Net Assets
	For the year ended December 31, 2025	For the year ended December 31, 2024
Net Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$28,873,622	$31,114,013
Net realized gain (loss) on investments	(70,363)	(289,200)
Net change in unrealized appreciation (depreciation) on investments	100,545	72,629
Net Increase (Decrease) in Net Assets Resulting from Operations	28,903,804	30,897,442

Distributions to Shareholders:
Distributions:
I1 Class	(11,880,274)	(10,655,049)
I2 Class	(18,386,389)	(18,529,858)
A Class	(14,641)	(324	)(2)
Net Decrease in Net Assets from Distributions to Shareholders	(30,281,304)	(29,185,231)

Capital Transactions:
Proceeds from shares sold:
I1 Class	79,734,768	55,170,653
I2 Class	53,767,120	53,248,367
A Class	460,357	10,000	(2)
Reinvestment of distributions:
I1 Class	702,844	524,702
I2 Class	893,867	801,431
A Class	712	—	(2)
Cost of shares repurchased:
I1 Class	(27,083,893)	(53,258,771)
I2 Class	(24,117,226)	(12,047,121)
A Class	(96,495)	—	(2)
Contribution from Investment Manager(1)
I1 Class	—	20,587
I2 Class	—	34,836
A Class	—	1	(2)
Net Increase (Decrease) in Net Assets from Capital Transactions	84,262,054	44,504,685

Total Net Increase (Decrease) in Net Assets	82,884,554	46,216,896

Net Assets
Beginning of period	386,777,980	340,561,084
End of period	$469,662,534	$386,777,980

Pender Real Estate Credit Fund Consolidated Statement of Changes in Net Assets — (Continued)
	For the year ended December 31, 2025	For the year ended December 31, 2024
Capital Share Transactions:
Shares sold:
I1 Class	7,893,962	5,483,496
I2 Class	5,285,740	5,293,753
A Class	45,676	993	(2)
Shares issued in reinvestment of distributions:
I1 Class	70,061	52,287
I2 Class	89,103	79,864
A Class	71	—	(2)
Shares redeemed:
I1 Class	(2,686,894)	(5,282,265)
I2 Class	(2,393,055)	(1,194,208)
A Class	(9,488)	—	(2)
Net Increase in Capital Shares Outstanding	8,295,176	4,433,920

____________

(1)      See Note 4 in the Notes to the Consolidated Financial Statements.

(2)      Reflects operations for the period August 15, 2024 (commencement of operations) through December 31, 2024.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Cash Flows For the Year Ended December 31, 2025
Cash Flows from Operating Activities
Net increase in net assets from operations	$28,903,804
Adjustments to reconcile net increase in net assets from
Net realized loss from investments	70,363
Net change in unrealized appreciation from investments	(100,545)
Purchases of investments	(274,965,626)
Principal repayments received	221,334,217
Net accretion and amortization of deferred fees	(34,017,295)
Loan holdbacks	(36,923,679)
(Increase)/Decrease in Assets:
Interest receivable	(138,707)
Fund shares sold receivable	(1,923,965)
Prepaid expenses	(535,875)
Other receivables	(750,000)
Due from borrowers	750,000
Receivable from Investment Manager	55,424
Prepaid trustee fees	15,964
Increase/(Decrease) in Liabilities:
Due to loan participant	(2,786,598)
Interest payable on lines of credit	104,616
Investment management fee	405,476
Incentive fee payable, net of voluntary waiver	(356)
Distribution and servicing fee payable – I1 Class & A Class	(75,869)
Loan servicing fees payable	(16,178)
Property tax and insurance reserves	1,276,378
Trustee fees payable	13,000
Other accrued liabilities	99,573
Net Cash Used in Operating Activities	(99,205,878)

Cash Flows from Financing Activities
Proceeds from lines of credit	275,276,278
Payments made on lines of credit	(227,581,278)
Proceeds from shares sold	133,962,245
Distributions paid to shareholders, net of reinvestments	(28,683,881)
Payments for shares repurchased, net of repurchase fees	(51,297,614)
Net Cash Provided by Financing Activities	101,675,750

Net Increase in Cash	2,469,872

Cash at beginning of period	7,025,801
Total Cash at End of Period	$9,495,673

Supplemental Disclosure of Cash Activity
Interest paid on lines of credit	$4,473,264

Supplemental Disclosure of Non-Cash Activity
Reinvestment of distributions	$1,597,423

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights I1 Class Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$10.05		$10.01		$10.00
Income from Investment Operations:
Net investment income(2)	0.66		0.86		0.54
Net realized and unrealized gain on investments	0.03		(0.02)		0.03
Total from investment operations	0.69		0.84		0.57

Distributions to Shareholders:
From net investment income	(0.70)		(0.80)		(0.56)
Total distributions to shareholders	(0.70)		(0.80)		(0.56)
Net Asset Value, End of Period	$10.04		$10.05		$10.01
Total Return(3),(4)	7.05%		8.74%		5.87%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$196,460		$143,658		$140,444
Net investment income to average net assets(5),(6)	6.58	%(7),(8)	8.50	%(9),(10)	7.97	%(11),(12)
Gross expenses to average net assets(5)	4.33	%(8)	4.55	%(10)	6.37	%(12)
Net expenses to average net assets(5),(6)	4.28	%(7),(8)	4.51	%(9),(10)	6.00	%(11),(12)
Portfolio turnover rate(3),(13)	46%		27%		17%

Credit Facility
Senior securities, end of period (000’s)	$112,000		$64,305		$—
Asset coverage, per $1,000 of senior security principal amount(14)	5,193		7,015		—
Asset coverage ratio of senior securities	519%		701%		0%

____________

(1)      Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

(2)      Per share data is computed using the average shares method.

(3)      Not annualized for periods less than one year.

(4)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Tax fees, litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.75% expense cap.

(7)      Includes a non-annualized 0.05% voluntary waiver of incentive fees. The dollar amount is listed in the Consolidated Statement of Operations.

(8)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.78%, the net expense ratio would have decreased by 0.73%, and the net investment income ratio would have increased by 0.73%.

(9)      Includes an annualized expense recoupment of 0.14% and a non-annualized 0.17% voluntary waiver of incentive fees.

(10)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.91%, the net expense ratio would have decreased by 0.74%, and the net investment income ratio would have increased by 0.74%.

(11)    Includes an annualized contractual expense waiver of 0.10% and a non-annualized 0.27% voluntary waiver of incentive fees.

(12)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.63%, the net expense ratio would have decreased by 0.36%, and the net investment income ratio would have increased by 0.36%.

(13)    Calculated at Fund level.

(14)    Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights I2 Class Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$10.05		$10.00		$10.00
Income from Investment Operations:
Net investment income(2)	0.69		0.88		0.56
Net realized and unrealized gain on investments	0.02		0.00	(3)	0.02
Total from investment operations	0.71		0.88		0.58

From net realized gain
From net investment income	(0.72)		(0.83)		(0.58)
	(0.72)		(0.83)		(0.58)
	$10.04		$10.05		$10.00
Total Return(4),(5)	7.32%		9.12%		5.95%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$272,829		$243,110		$200,118
Net investment income to average net assets(6),(7)	6.83	%(8),(9)	8.75	%(10),(11)	8.22	%(12),(13)
Gross expenses to average net assets(6)	4.08	%(9)	4.30	%(11)	6.12	%(12)
Net expenses to average net assets(6),(7)	4.03	%(8),(9)	4.26	%(10),(11)	5.75	%(12),(13)
Portfolio turnover rate(4),(14)	46%		27%		17%

Credit Facility
Senior securities, end of period (000’s)	$112,000		$64,305		$—
Asset coverage, per $1,000 of senior security principal amount(15)	5,193		7,015		—
Asset coverage ratio of senior securities	519%		701%		0%

____________

(1)      Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

(2)      Per share data is computed using the average shares method.

(3)      Amount represents less than $0.01 per share.

(4)      Not annualized for periods less than one year.

(5)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(6)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(7)      Tax fees, litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.50% expense cap.

(8)      Includes a non-annualized 0.05% voluntary waiver of incentive fees. The dollar amount is listed in the Consolidated Statement of Operations.

(9)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.78%, the net expense ratio would have decreased by 0.73%, and the net investment income ratio would have increased by 0.73%.

(10)    Includes an annualized expense recoupment of 0.14% and a non-annualized 0.17% voluntary waiver of incentive fees.

(11)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.91%, the net expense ratio would have decreased by 0.74%, and the net investment income ratio would have increased by 0.74%.

(12)    Includes an annualized contractual expense waiver of 0.10% and a non-annualized 0.27% voluntary waiver of incentive fees.

(13)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.63%, the net expense ratio would have decreased by 0.36%, and the net investment income ratio would have increased by 0.36%.

(14)    Calculated at Fund level.

(15)    Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights A Class Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2025		For the Period Ended December 31, 2024(1)
Net Asset Value, Beginning of Period	$10.05		$10.07
Income from Investment Operations:
Net investment income(2)	0.67		0.35
Net realized and unrealized gain on investments	0.01		(0.04)
Total from investment operations	0.68		0.31

Distributions to Shareholders:
From net investment income	(0.70)		(0.33)
Total distributions to shareholders	(0.70)		(0.33)
Net Asset Value, End of Period	$10.03		$10.05
Total Return(3),(4)	6.93%		3.09%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$374		$10
Net investment income to average net assets(5),(6)	6.58	%(7),(8)	8.50	%(9),(10)
Gross expenses to average net assets(5)	4.33	%(8)	4.55	%(9)
Net expenses to average net assets(5),(6)	4.28	%(7),(8)	4.51	%(9),(10)
Portfolio turnover rate(3),(11)	46%		27%

Credit Facility
Senior securities, end of period (000’s)	$112,000		$64,305
Asset coverage, per $1,000 of senior security principal amount(12)	5,193		7,015
Asset coverage ratio of senior securities	519%		701%

____________

(1)      Reflects operations for the period August 15, 2024 (commencement of operations) through December 31, 2024.

(2)      Per share data is computed using the average shares method.

(3)      Not annualized for periods less than one year.

(4)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any, and does not include a sales load.

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Tax fees, litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.75% expense cap.

(7)      Includes a non-annualized 0.05% voluntary waiver of incentive fees. The dollar amount is listed in the Consolidated Statement of Operations.

(8)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.78%, the net expense ratio would have decreased by 0.73%, and the net investment income ratio would have increased by 0.73%.

(9)      Includes an annualized expense recoupment of 0.14% and a non-annualized 0.17% voluntary waiver of incentive fees.

(10)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.91%, the net expense ratio would have decreased by 0.74%, and the net investment income ratio would have increased by 0.74%.

(11)    Calculated at Fund level.

(12)    Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to Consolidated Financial Statements.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

1. Organization

Pender Real Estate Credit Fund (the “Fund”) was organized as a Delaware statutory trust on May 4, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. Pender Capital Management, LLC, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Investment Manager”). The Fund offers three classes of shares: I1 Class Shares, which commenced operations on April 24, 2023; I2 Class Shares, which commenced operations on April 24, 2023; and A Class Shares, which commenced operations on August 15, 2024. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Simultaneous with the commencement of operations of the I1 Class Shares and I2 Class Shares, a private fund managed by the Investment Manager, Pender Capital Asset Based Lending I, LP (the “Predecessor Fund”), reorganized and transferred all of its portfolio securities into the Fund. As a result of the reorganization, $208,688,447 of net assets from the Predecessor Fund were transferred into the Fund in exchange for 12,544,961 I1 Class Shares and 8,323,884 I2 Class Shares. The Predecessor Fund maintained an investment objective and pursued investment strategies that were substantially similar to those of the Fund. The Predecessor Fund shared the same Investment Manager and portfolio managers as the Fund.

The Fund’s investment objective is to generate risk-adjusted current income, while seeking to prioritize capital preservation through real estate-related investments that are predominantly credit investments secured by real estate located in the United States. The Fund pursues its investment objective by investing, under normal circumstances, at least 95% of its net assets, including the amount of any borrowings for investment purposes, in a portfolio of real estate-related credit investments. These investments may include, without limitation: (i) private real estate investments primarily in the form of debt (“Private Debt”), and (ii) publicly traded real estate debt securities (“Public Securities”).

The Board of Trustees (the “Board”) of the Fund has the overall responsibility for the management and supervision of the business operations of the Fund.

Basis for Consolidation

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Statement of Cash Flows include three active wholly owned subsidiaries as of December 31, 2025: Pender Credit Holdings I, LLC, Pender ABL I OW, LLC and 819 Ellis CF Holdings, LLC each formed under the laws of Delaware as a limited liability company. All inter-company accounts and transactions have been eliminated upon consolidation. As of December 31, 2025, Pender Credit Holdings I, LLC, Pender ABL I OW, LLC and 819 Ellis CF Holdings, LLC hold assets in the amount of $92,000,000, $20,000,000 and $3,600,000 representing 19.6%, 4.3% and 0.8% respectively of the Fund’s consolidated net assets.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with the United States generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

2. Significant Accounting Policies (cont.)

Interest Income and Fees Accounting Policy — The Fund recognizes interest income on loans and other financial assets using the effective interest rate method. Fees charged to borrowers, such as payment reserves, origination fees, exit fees, extension fees, loan servicing fees, late payment fees, and impound fees, are accounted for as follows:

•        Payment reserves, origination fees, exit fees, and extension fees are deferred and amortized over the term of the loan using the effective interest rate method and are recognized in interest income.

•        Unamortized deferred payment reserves, origination, exit and extension fees totaled $32,329,364 as of December 31, 2025.

•        Upon the prepayment of a loan any unamortized deferred fees are recognized in interest income.

•        Loan servicing fees are services provided by the Fund to borrowers for the following: collecting and applying loan payments, reviewing, and approving capital expenditure draws, coordinating pay-off demands, payment of property tax and insurance, coordinating collections and litigation in the event of default, and all such other duties or services necessary for the appropriate servicing of loans. Loan servicing fees are recognized in Other income in the month the services are provided.

•        Late payment fees are recognized in Other income when incurred.

•        Impound fees are collected from borrowers to cover property taxes and insurance and are held by the Fund until disbursed to the respective third parties. Impound fees are reported as liability, as the Fund has an obligation to remit payment to third parties.

In the event of default and/or loan impairment, the Fund may choose to suspend interest income. Depending on the severity, any previously accrued interest is reversed. Once impairment is reversed or resolved, interest income is recognized as per the effective interest rate of the asset.

Expenses — Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation and Reimbursement Agreement (see Note 4).

Segment Reporting — An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

Investment Transactions — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

2. Significant Accounting Policies (cont.)

Federal Income Taxes

The Fund has elected to be taxed as a real estate investment trust (“REIT”), under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund expects to operate in such a manner to qualify as a REIT. The Fund’s qualification for taxation as a REIT will depend upon its ability to meet the various REIT qualification tests imposed under the Code. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of shares, and the percentage of the taxable income that the Fund distributes.

Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendments are intended to enhance the transparency and decision-usefulness of income tax disclosures, primarily by requiring additional details in the rate reconciliation and disaggregation of income taxes paid. ASU 2023-09 requires that all entities annually disclose the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign jurisdictions. All entities must also annually disclose the amount of income taxes paid (net of refunds received) to each individual jurisdiction where that amount is equal to or greater than 5% of total income taxes paid (net of refunds received).

ASU 2023-09 became effective for public business entities for annual periods beginning after December 15, 2024, and for all other entities for annual periods beginning after December 15, 2025.

As a REIT, the Fund generally is not subject to federal corporate income tax on the portion of its taxable income that is distributed to shareholders. However, the Fund may be subject to certain state and local income taxes in jurisdictions that do not provide a full exemption for REITs. For the year ended December 31, 2025, the total amount of income-based taxes paid net of refunds was $135,589 paid in the state of Texas.

In November 2024, the FASB issued ASU 2024-03, Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (“ASU 2024-03”), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for annual reporting periods beginning after December 15, 2026, and interim periods beginning with the first quarter ended March 31, 2028. Early adoption and retrospective application are permitted. Fund management is currently assessing the impact of this guidance and does not expect a material impact on the accompanying consolidated financial statements.

Distribution to Shareholders

Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution comprising of return of capital and net investment income based on GAAP may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the December 31, 2025 fiscal year end.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

2. Significant Accounting Policies (cont.)

Investment Valuation

UMB Fund Services, Inc., the Fund’s administrator (the “Administrator”) calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Fund values its direct investments in accordance with the Valuation Procedures at fair value. The Board has delegated the day-to-day fair value determinations in accordance with the Valuation Procedures to the Investment Manager (“Valuation Designee”), subject to oversight by the Board.

Private Debt Investments

Loans held by the Fund are valued on an individual basis, with fair value determined using borrower-specific data and by comparing the loan’s stated interest rate to prevailing market rates. All loans are secured by real property and are reported at fair value based on an evaluation of the borrower’s repayment capacity and the financial performance of the underlying collateral.

In assessing fair value, the Investment Manager reviews borrower-provided property-level reporting, which may include net operating income, occupancy rates, rent rolls, property expenses, balance sheets, bank statements, and, when available, independent appraisals of the property’s fair market value. While the Fund generally requires property-level reporting on a monthly basis, many borrowers provide weekly occupancy reports and other qualitative updates more frequently.

The Investment Manager monitors key property-level metrics on a daily basis, although these inputs typically do not change materially from day to day. If a loan becomes non-performing (the borrower has not made scheduled payments for 90 days) or if the Investment Manager has determined that the collection of interest is less than probable or the collection of any portion of the loan’s principal is doubtful due to the occurrence of a significant event, the reported data is subject to enhanced review and analysis.

Real Estate Owned Investments.

The Fund may acquire real estate through foreclosure of collateral securing a non-performing loan (“Real Estate Owned” or “REO”). REO is initially recorded at fair value less estimated costs to sell. Operating costs incurred after acquisition are expensed as incurred.

The estimated fair value of REO investments is determined by the Investment Manager, using internally developed valuation models or, when available, independent third-party appraisals.

Upon disposition, the Fund recognizes a realized gain or loss equal to the net sales proceeds, less transaction costs, compared to the Fund’s investment in the loan, including any unpaid accrued interest receivable. The difference between the cost basis of an REO investment and its estimated fair value is recorded as an unrealized gain or loss, with changes recognized in the Consolidated Statement of Operations for the period.

As of December 31, 2025, the Fund held REO with an estimated fair value, net of estimated selling costs, of $3,600,000.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

3. Fair Value Disclosures

The Fund has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

•        Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access.

•        Level 2 — Inputs, other than quoted prices included in Level 1 that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•        Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Accordingly, when observable market inputs are not readily available, the Fund develops its own assumptions that reflect those that market participants would use in pricing the asset or liability at the measurement date. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a readily available market price for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

In the case of the Fund’s investments in loans and REOs, the Fund typically holds these positions as level 3 fair value instruments. In doing so on loans, the Fund takes into consideration timely payment of interest and maintenance of loan covenants over the course of the holding period. On REOs, the Fund takes into consideration third-party appraisals and market comparisons on similar assets. In the event the facts and circumstances change, the Fund will determine whether an adjustment to the fair value of the loan or REO should be made. Such adjustment may potentially take into consideration a range of factors, including, but not limited to, the size of the original loan, the rate of interest, loan-to value ratio, value of collateral package, the time to maturity, the nature of the loan or REO, and the nature of the borrower.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

3. Fair Value Disclosures (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the input levels used to determine fair value of the Fund’s investments as of December 31, 2025:

Investments	Fair Value Measurements at the End of the Reporting Period Using
	Level 1	Level 2	Level 3	Total
Security Type
Private Debt	$—	$—	$565,588,150	$565,588,150
Real Estate Owned	—	—	3,600,000	3,600,000
Total	$—	$—	$569,188,150	$569,188,150

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning Balance as of January 1, 2025	Transfers into Level 3 During the Period	Transfers out of Level 3 During the Period	Purchases of Investments	Loan Holdback Release	Principal Repayments Received	Net Accretion/ Amortization	Net Realized Loss	Change in Net Unrealized Appreciation	Ending Balance as of December 31, 2025
Private Debt	$440,985,585	$—	$—	$274,965,626	$36,923,679	$(221,334,217)	$34,017,295	$(70,363)	$100,545	$565,588,150
Real Estate Owned	3,600,000	—	—	—	—	—	—	—	—	3,600,000
	$444,585,585	$—	$—	$274,965,626	$36,923,679	$(221,334,217)	$34,017,295	$(70,363)	$100,545	$569,188,150

The change in net unrealized appreciation (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments that were held as of December 31, 2025 is $597,606.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2025:

Type of Level 3 Investment	Fair Value as of December 31, 2025	Valuation Technique	Unobservable Inputs	Range of Inputs/ (weighted average)	Impact on Valuation from an Increase in Input
Private Debt	$555,019,897	Factor Analysis	Credit Score Adjustment	(100) – 300	Increase
Private Debt	$10,568,253	Factor Analysis	Recovery Analysis	Not applicable	Not applicable
Real Estate Owned	$3,600,000	Factor Analysis	Recovery Analysis	Not applicable	Not applicable

4. Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Management Agreement with the Investment Manager, pursuant to which the Investment Manager will provide investment advisory services to the Fund. For providing these services, the Investment Manager is entitled to a fee consisting of three components: the Investment Management Fee, the Incentive Fee, and the Loan Servicing Fee. The Investment Management Fee is an annual rate equal to 1.45% payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets. The Incentive Fee is calculated and payable monthly in arrears in an amount equal to 10% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month.

“Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Investment Management Fee, expenses payable to the Administrator, interest expense, and dividends paid on any issued and outstanding preferred shares but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation).

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

4. Fees and Transactions with Related Parties and Other Agreements (cont.)

The Loan Servicing Fee is a fee calculated at an annual rate of 0.05%, payable monthly in arrears, based upon the Fund’s net assets as of month-end for providing loan servicing to the Fund. Such services include collecting and applying broker loan payments, reviewing all financial information to ensure it is in accordance with the loan documents, reviewing and approving capital expenditure draws, coordinating pay-off demands, payment of property taxes and insurance, and coordinating collections and litigation in the event of default; and all such other duties or services necessary for the appropriate servicing of loans held by the Fund.

For the year ended December 31, 2025, the Fund incurred Investment Management Fee of $6,220,325, Incentive Fee before voluntary waiver $3,334,175, Incentive Fee after voluntary waiver of $3,134,619, and Loan Servicing Fee of $215,433.

Certain Fund officers are also officers of the Investment Manager.

The Investment Manager has entered into an amended and restated expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and or to assume expenses of the Fund (a “Waiver and/or Reimbursement”), if required to ensure the Total Annual Expenses (excluding any taxes, expenses incurred in connection with borrowings made by the Fund, brokerage commissions, loan servicing fees, Incentive Fees, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses, such as litigation expenses) do not exceed 2.75%, 2.50%, and 2.75% of the average daily net assets of I1 Class Shares, I2 Class Shares, and A Class Shares respectively. The Expense Limitation and Reimbursement Agreement will remain in effect until May 1, 2026 and will automatically renew for consecutive one-year terms thereafter. Either the Fund or the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice. During the year ended December 31, 2025, the Investment Manager did not waive any fees or reimburse any expenses subject to the terms of the Expense Limitation and Reimbursement Agreement.

For a period not to exceed three years from the date on which a Waiver and/or Reimbursement is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment.

On June 1, 2023, the Investment Manager began voluntarily waiving a portion of the Incentive Fee. The Investment Manager reserves the right to cease the voluntary waiver at any time. For the years ended December 31, 2024 and December 31, 2025, Incentive Fees of $616,155 and $199,556, respectively, were voluntarily waived and are not subject to recoupment by the Investment Manager.

The Fund recognizes legal expenses as incurred and does not capitalize costs associated with property-related legal proceedings, including foreclosures. During the year ended December 31, 2025, there were $283,871 of litigation expenses incurred by the Fund. These expenses are included as part of Legal Fees in the Consolidated Statement of Operations. This amount was excluded from the Expense Limitation and Reimbursement Agreement and caused the ratio of net expenses to average net assets of the I1 Class Shares, I2 Class Shares, and A Class Shares to exceed their contractual expense limitations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2025 are reported on the Consolidated Statement of Operations.

Distribution Services, LLC serves as the Fund’s distributor (also known as the principal underwriter). UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended December 31, 2025, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

For the year ended December 31, 2024, the Fund was reimbursed $55,424 from the Investment Manager as a result of a NAV error. The error occurred from July 22, 2024 through December 31, 2024 and had an immaterial impact to the NAV and total return of the Fund for 2024.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

5. Other Agreements

The Fund has adopted a Distribution and Service Plan with respect to I1 Class Shares and A Class Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its I1 Class Shares and A Class Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to I1 Class Shares and A Class Shares (the “Distribution and Servicing Fee”) to the Fund’s distributor and/or other qualified recipients. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund A Class Shares. I2 Class Shares are not subject to the Distribution and Servicing Fee. For the year ended December 31, 2025, $429,027 and $528 were incurred for I1 Class Shares and A Class Shares distribution fees respectively.

6. Capital Share Transactions

Fund shares are continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for no less than 5% and no more than 25% of the Fund’s Shares outstanding. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. During the year ended December 31, 2025, the Fund completed four quarterly repurchase offers. The results of the repurchase offers were as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
December 18, 2024	January 22, 2025	January 22, 2025	5%	2.16%	841,490
March 18, 2025	April 22, 2025	April 22, 2025	5%	2.30%	952,167
June 16, 2025	July 21, 2025	July 21, 2025	5%	4.14%	1,826,522
September 15, 2025	October 20, 2025	October 20, 2025	5%	3.19%	1,469,258

7. Investment Transactions

Purchases and sales of investments for the year ended December 31, 2025, were $274,965,626 and $221,334,217 respectively.

8. Commitments and Contingencies

The Fund indemnifies the Fund’s officers and members of the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of loss to be remote.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

8. Commitments and Contingencies (cont.)

The Fund may enter into unfunded commitments pursuant to certain of its lending arrangements. The Fund’s unfunded commitments as of December 31, 2025 are as follows:

Private Debt	Unfunded Commitments	Fair Value of Unfunded Commitments
201 Clark RD Apts LLC	$1,500,000	$1,500,000
2601 Tandy ABL I Holdings, LLC	38,089	38,089
Atlanta 330, LLC	439,121	439,121
Bayview West Apartments LLC	600,000	600,000
Brazos Lauradale, LLC	700,000	700,000
Brazos Meadows, LLC	1,000,000	1,000,000
Camelot Village Apts LLC	2,500,000	2,500,000
DT Dev Phase 2, LLC	1,000,000	1,000,000
Farm to Market Industries, LLC	985,385	985,385
FC Armature, LLC	1,500,000	1,500,000
Finn Equipment Leasing, LLC	553,543	553,543
Five Seven Five One Holdings LLC	534,687	534,687
Huntington 1401 LLC	1,935,500	1,935,500
LNX Uptown, LLC	3,712,644	3,712,644
Lumberton MFD, LLC	3,971,216	3,971,216
Lumberton Retail I, LLC	389,971	389,971
Magnolia TH, LLC	18,433,333	18,433,333
MavDevMan P1, LLC	21,500,000	21,500,000
NPA AP, LLC	70,000	70,000
Pebble Bay Apartments, LLC	225,000	225,000
S Court Apts, LLC	175,000	175,000
Solamar Apts LLC & NAE Capital LLC	2,000,000	2,000,000
Trilogy Holdings, LLC Fuels	75,000	75,000
Wagner RE, LLC	115,480	115,480
	$63,953,969	$63,953,969

9. Federal Tax Information

This section discusses certain U.S. federal income tax considerations relating to the ownership of Shares in the Fund. The Fund intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund expects to operate in a manner to qualify as a REIT. The Fund’s qualification for taxation as a REIT will depend upon its ability to meet the various and complex REIT qualification tests imposed under the Code on a continuous basis. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies for taxation as a REIT, it generally will be allowed to deduct dividends paid to its Shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of its ordinary income and any net capital gain that it annually distributes to its Shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions (at least 90% of the Fund’s annual REIT taxable income) to its Shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distributions requirements. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

9. Federal Tax Information (cont.)

For the year ended December 31, 2025, components of distributable earnings are as follows:

Undistributed Ordinary Income:	—
Unrealized Appreciation on Investments	102,138
Other Accumulated Losses:	(110,420)
Total Distributable Earnings	(8,282)

Other accumulated loss includes organizational cost amortization.

For the year ended December 31, 2025, the tax character of distributions paid are as follows:

Distribution paid from:
Return of Capital	169,568
Distributable Earnings	30,021,772
Total Distributions	30,191,340

For the year ended December 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes are as follows:

Tax Cost of Investments	569,086,012
Gross Unrealized Appreciation	1,701,127
Gross Unrealized Depreciation	(1,598,989)
Net Unrealized Appreciation (Depreciation) on Investments	102,138

10. Line of Credit Agreements

As of March 28, 2025, Pender Credit Holdings I, LLC, a wholly-owned subsidiary of the Fund, as borrower, entered into a second amendment to its Credit and Security Agreement (“Veritex Facility”) with Veritex Community Bank, a Texas state bank, as administrative agent (the “Agent”) and certain lenders from time to time party thereto and the Fund, as guarantor of the Veritex Facility, entered into an Amended, Restated and Reaffirmed Guaranty. Separately, as of September 25, 2024, Pender ABL I OW, LLC, a wholly-owned subsidiary of the Fund, as borrower, the Fund, as corporate guarantor and other parties thereto entered into a third amendment to the Loan and Security Agreement (“Oakwood Facility” and together with the Veritex Facility, the “Facilities”) with Oakwood Bank, as lender (“Lender”) and the Fund, as guarantor of the Oakwood Facility, entered into an Amended, Restated and Reaffirmed Guaranty.

On October 1, 2025, b1BANK — a state-chartered bank headquartered in Baton Rouge, Louisiana — acquired Oakwood Bank. Effective as of that date, the Oakwood Facility will be referenced going forward as the b1BANK Facility. Veritex Community Bank merged into The Huntington National Bank, headquartered in Columbus, Ohio on October 20, 2025. Effective as of that date, the Veritex Facility will be referenced going forward as the Huntington Facility.

Both Facilities are secured by the assets of the applicable borrower, but not by the assets of the Fund as guarantor. The Huntington Facility provides for borrowings on a committed basis in an aggregate principal amount up to $175,000,000, subject to a borrowing base, which may be increased by agreement of the parties thereto under the terms of the Huntington Facility. The b1BANK Facility provides for borrowings on a committed basis in an initial aggregate principal amount of up to $20,000,000, subject to a borrowing base.

The Fund pays interest on the b1BANK Facility line of credit at a per annum rate equal to the lesser of (a) the maximum rate permitted by law, or (b) the greater of (i) the prime rate minus 0.125%, or (ii) 4.00%. During the year ended December 31, 2025, the average principal balance, maximum outstanding balance, and average

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

10. Line of Credit Agreements (cont.)

stated interest rate were approximately $11,376,479, $20,000,000, and 7.25% per annum, respectively. As of December 31, 2025, the principal outstanding balance was $20,000,000. The maturity date of the b1BANK Facility is September 30, 2027.

The b1BANK Facility contains certain financial covenants, including, but not limited to: (a) the Fund shall not have a minimum debt service coverage ratio of less than 1.35 : 1.00 (b) the Fund shall not have debt to capital ratio of more than 50% (c) the Fund shall have a minimum liquidity of not less than $2,000,000. As of December 31, 2025, the Fund was in compliance with all covenants and other requirements of the b1BANK Facility.

The Fund pays interest on the Huntington Facility line of credit at a per annum rate equal to the lesser of (a)(i) Term SOFR plus an applicable margin of 2.75% per annum or (ii) if applicable, the base rate (as defined below) or (b) the maximum rate permitted by law; provided that in no event shall the interest rate be less than 4.00% per annum. The rate is subject to a 0.25% increase if the Borrower and its affiliates fail to maintain certain deposits with Huntington Bank. The base rate, for any day, is equal to the sum of (A) 2.75% per annum plus (B) the highest of (i) the prime rate in effect on such day (ii) the Federal Funds Effective Rate in effect on such day plus 0.50% and (iii) Term SOFR for a one-month term in effect on such day. During the year ended December 31, 2025, the average principal balance, maximum outstanding balance, and average stated interest rate were approximately $49,332,891, $104,000,000, and 7.33% per annum, respectively. As of December 31, 2025, the principal outstanding balance was $92,000,000. The maturity date of the Huntington Facility is March 28, 2028.

The Fund is obligated to pay Huntington Bank an unused commitment fee at an annual rate of 0.50% on the average daily unused portion of the revolving credit facility that exceeds 50% of the total committed principal balance measured and paid quarterly. For the year ended December 31, 2025, the Fund incurred unused commitment fees of $189,690, which are recorded in Interest Expense in the Consolidated Statement of Operations Expenses for the loans are paid by the Fund. Deferred line of credit costs as of December 31, 2025 were $871,732 and are included within Prepaid expenses on the Consolidated Statement of Assets and Liabilities. Deferred line of credit costs are amortized over the life of the line of credit. During the year ended December 31, 2025 the Fund expensed $763,077 in deferred line of credit costs which is included in Interest expense on lines of credit in the Consolidated Statement of Operations. Total expenses incurred on the lines of credit for the year ended December 31, 2025 were $5,316,566.

The Huntington Facility contains certain financial covenants, including, but not limited to: (a) the Fund will not permit its tangible net worth to be less than $150,000,000 (b) the Fund shall not have a minimum debt service coverage ratio of less than 1.50 : 1.00 (c) the Fund shall not have maximum liabilities to tangible net worth of more than 1.00 (d) the Fund shall have a minimum liquidity of not less than $5,000,000. As of December 31, 2025, the Fund was in compliance with all covenants and other requirements of the Huntington Facility.

11. Offering Price Per Share

A Class Shares are subject to a sales charge of up to 5.75% of the subscription amount. Neither I1 Class Shares nor I2 Class Shares are currently subject to a sales charge. No A Class Shares were charged a sales charge during the year ended December 31, 2025.

12. Loan Participation Agreement

Since the time of inception, the Fund has been party to a loan participation agreement with a single investor investment company, that is also advised by Pender Capital Management, LLC. This investment company purchases loan participations from the Fund as governed by the Loan Participation Agreement. Under this agreement, the Fund sells loan participation interest to the investment company while retaining servicing responsibilities.

As of December 31, 2025, the Fund had participated out $24,791,426 in loans to the investment company. As of December 31, 2025, the Fund has an outstanding liability to the investment company of $0 listed as Due to loan participant.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

12. Loan Participation Agreement (cont.)

Loan participations are accounted for in accordance with ASC Topic 860, Transfers and Servicing, and are structured to meet the criteria for true sales treatment. Loans that do not meet the true sale criteria remain recorded as assets on the Fund’s balance sheet.

Management evaluates loan participations using the same credit quality assessment applied to loans originated by the Fund. As of the reporting date, there were no significant credit deterioration or impairment issues identified in the participated loan portfolio.

As of July 2025, the Fund ceased participating out new loans to the investment company.

13. Risk Factors

There can be no guarantee that the Fund will achieve its investment objective or that its portfolio construction and risk management strategies will be successful. The risks described herein do not represent a complete list of all risks associated with an investment in the Fund. Additional information regarding the Fund’s risks and considerations is set forth in the Fund’s prospectus.

General Economic and Market Conditions.    The success of the Fund’s investment program is subject to the influence of general economic and market conditions, including interest rate levels, the availability of credit, inflation, economic uncertainty, changes in applicable laws and regulations, and national or international political events. Such factors may affect the value and volatility of securities and other investments held by the Fund, as well as their liquidity. Periods of unexpected volatility or reduced liquidity could materially and adversely affect the Fund’s performance and may result in significant losses.

Limited Liquidity.    Shares of the Fund provide limited liquidity, as they are not redeemable on a daily basis. Shareholders may not be able to tender their Shares immediately after deciding to do so. With very limited exceptions, Shares are not transferable, and liquidity is available only through repurchase offers made quarterly by the Fund. Accordingly, Shares are suitable only for investors who can tolerate the risks associated with limited liquidity and should be considered a long-term investment.

Real Estate Risk.    The Fund’s business strategy is focused on real estate lending, therefore, its performance is directly dependent on the ability of its borrowers to repay their obligations. The borrowers, in turn, are subject to local, regional, and national real estate and economic conditions that are beyond their control and beyond the control of the Fund. These risks include, but are not limited to: general economic conditions; local real estate market dynamics, including imbalances between supply and demand; demographic shifts; changes in the availability or cost of financing; credit risks associated with tenants, buyers, and sellers of properties; geographic market concentration; competition from other properties; vacancies and tenant defaults; risks associated with construction and development; condemnation; changes in tax laws; government regulation, including zoning, land use, and environmental restrictions; natural or man-made disasters; liabilities associated with hazardous materials; uninsurable or uninsured losses; and fluctuations in interest rates.

The Fund expects to originate loans to borrowers that own a variety of property types, including office, industrial, retail, multifamily, and mixed-use properties. One or more of these property sectors may, at any given time, be disproportionately affected by the foregoing risks, which could have a material adverse effect on the Fund’s loan portfolio and its overall results of operations.

Real Estate Lending Risk.    Real estate lending is a highly competitive business. The Fund competes with traditional institutional lenders, other real estate lending funds, individual lenders, and private lenders. If the Fund is unable to source a sufficient number of secured real estate loans in the face of such competition, it may be unable to build a loan portfolio of adequate size to achieve its financial objectives.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2025

13. Risk Factors (cont.)

Real Estate Related Risk.    The Fund invests more than 25% of its total assets in the real estate industry. Real estate-related investments are subject to the risk that the value of the underlying properties may decline. Property values are influenced by numerous factors, including general and local economic conditions, the level of new construction in a market, changes in laws and regulations (such as zoning and tax laws), and the costs associated with owning, maintaining, and improving real estate. The availability of mortgage financing and fluctuations in interest rates may also significantly affect real estate values.

If the Fund’s investments are concentrated in a particular geographic region or property type, the Fund will be especially exposed to the risks specific to that area or asset class. The Fund may invest across a wide range of real estate exposures, including investments involving equity or equity-like risk in the underlying properties. Real estate historically has experienced periods of significant fluctuation and cyclical declines in value, and adverse market conditions may result in permanent reductions in property values.

The value of real estate investments is affected by numerous factors beyond the control of the Fund, including, without limitation: changes in local or national economic conditions; oversupply of or reduced demand for competing properties (for example, as a result of overbuilding); volatility in interest rates; enactment or enforcement of land use, zoning, environmental, or occupational safety regulations; unavailability of mortgage financing, which may hinder construction, leasing, sales, or refinancing; the financial condition of borrowers, tenants, buyers, and sellers; changes in property tax rates and operating expenses; rent control or other governmental restrictions; energy or supply shortages; uninsured or uninsurable risks; and natural or man-made disasters.

As a result of these risks, the Fund’s portfolio may be subject to greater volatility and loss potential than would be the case if its investments were more broadly diversified by asset type, geographic location, sector, industry, or security.

Debt Securities.    Debt securities, regardless of whether they are rated, may exhibit speculative characteristics. Issuers of such instruments, including sovereign issuers, may be subject to significant ongoing uncertainties and adverse economic, political, or market conditions that could impair their ability to make timely payments of interest and principal in accordance with the terms of the securities.

Cash Concentration Risk.    The Fund may, from time to time, hold varying concentrations of cash and cash equivalents, which may consist primarily of cash, deposits in money market accounts, and other short-term investments with original maturities of three months or less that are readily convertible into cash. Cash and cash equivalents are subject to credit risk to the extent balances exceed applicable coverage limits provided by the Securities Investor Protection Corporation (“SIPC”) or the Federal Deposit Insurance Corporation (“FDIC”).

14. Subsequent Events

The Fund completed a quarterly repurchase offer on January 20, 2026. 887,930 shares of Class I1 and 324,741 shares of Class I2 were repurchased. The shares repurchased represented 2.58% of the Fund’s outstanding shares on the Repurchase Pricing Date.

Pender Real Estate Credit Fund

Additional Information December 31, 2025 (Unaudited)

Proxy Voting Record

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund c/o UMB Fund Services, by telephone at 1-877-773-7703 or (ii) by visiting the SEC’s website at www.sec.gov.

Proxy Voting Polices and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund c/o UMB Fund Services at 1-877-773-7703 or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Pender Real Estate Credit Fund

Fund Management December 31, 2025 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 773-7703.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	29	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	29	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	29	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
INTERESTED TRUSTEE AND OFFICERS
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since October 2025); Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); President, Investment Managers Series Trust II (registered investment company) (2013 – April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	29	Trustee, Investment Managers Series Trust II (107 portfolios) (registered investment company).
Cory Johnson Year of Birth: 1979 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer; Pender Capital Management, LLC (2015 – present).	N/A	N/A
Madeline Arment Year of Birth: 1989 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since January 2026	Director, PINE Advisors LLC (since 2022); Fund Controller, ALPS Fund Services, Inc., (2018 – 2022).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Managing Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.

				N/A	N/A

____________

*        Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

**      As of December 31, 2025, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

***    Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Pender Real Estate Credit Fund

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 877-773-7703

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make a wire transfer

•   Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Manager Pender Capital Management, LLC 11766 Wilshire Boulevard, Suite 1460 Los Angeles, CA 90025	Transfer Agent/Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank UMB Bank, N.A. 1010 Grand Boulevard Kansas City, MO 64106	Distributor Distribution Services, LLC 190 Middle St, Suite 301 Portland, ME 04101
Independent Registered Public Accounting Firm Grant Thornton LLP 171 N. Clark Street, Suite 200 Chicago, IL 60601	Fund Counsel Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2.  Code of Ethics.

The Pender Real Estate Credit Fund (the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is included as Exhibit 19(a)(1).

Item 3.  Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its Audit Committee (the “Audit Committee”) and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.

The aggregate fees for professional services by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during the fiscal year ended December 31, 2025 and December 31, 2024 were as follows:

Fiscal year ended December 31, 2025:	$200,000
Fiscal year ended December 31, 2024:	$170,400

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended December 31, 2025:	$11,500
Fiscal year ended December 31, 2024:	$8,911

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2025:	$0
Fiscal year ended December 31, 2024:	$0

(d) All Other Fees. These are aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended December 31, 2025:	$0
Fiscal year ended December 31, 2024:	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended December 31, 2025 that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the year ended December 31, 2025, of the Registrant was $0.

(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pender Real Estate Credit Fund

PROXY POLICY AND PROCEDURE

Effective June 2022

INTRODUCTION

Advisor acts as the advisor to the Pender Real Estate Credit Fund (“the Fund”). Rule 206(4)-6 under the Advisers Act requires a registered investment adviser with voting authority over client proxies to adopt proxy voting policies and procedures, including procedures to address material conflicts of interest, and to disclose such procedures and its specific voting history to clients.1

The Rule does not apply to advisers whose clients retain voting authority, smaller investment advisers who are registered with state securities authorities, or investment advisers who are not required to register under the Advisers Act.

An adviser subject to the Rule is required to:

•	adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients; describe such procedures to clients and, upon request, provide a summary of the procedures to clients;
•	disclose to clients how they may obtain information on how the adviser voted their proxies; and
•	retain certain written records about its proxy voting. (See Section XIX. – “Recordkeeping Requirements” below for a more complete description.)

The Rule applies to all advisers that have explicit or implicit proxy voting authority over client securities. The SEC has clarified that an overall delegation of discretionary authority to an adviser constitutes implicit proxy voting authority, even though an advisory contract may be silent on this point. The Rule does not apply to advisers who do not have authority to vote the proxies themselves but provide advice to clients about voting proxies.

The SEC did not mandate specific proxy voting policies and procedures. However, the SEC encouraged the design of policies and procedures that address:

•	how an adviser votes its proxies on behalf of its clients; and
•	the particular factors that an adviser takes into consideration when voting on particular matters.

1	The SEC issued a Staff Legal Bulletin recently providing guidance on investment advisers’ proxy voting responsibilities and use of outside proxy advisory firms. The bulletin noted that when considering the retention (or continuation of an existing retention) of a proxy advisory firm to provide voting recommendations, an adviser should assess such firm’s ability to competently and adequately analyze proxy issues. The bulletin also highlighted the importance of policies and procedures designed to ensure (a) adequate oversight of an outside proxy advisory firm; (b) that the investment adviser is apprised of any applicable changes to the proxy firm’s business or any new potential conflicts of interest; and (c) that proxies are being voted in the best interest of clients (see Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, June 30, 2014).

The Rule also specifically requires that the procedures address material conflicts that may arise between an adviser or its affiliates and its clients (such as when the adviser has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship). The SEC noted that a policy of disclosing conflicts to a client and obtaining direction from the client on how to vote would satisfy the requirement of the Rule (although certain additional consideration should be given to this alternative in the case of employee benefit plan clients). Otherwise, the adviser must be able to demonstrate that its vote was based on the client’s best interest and not on the interests of the adviser.

The SEC staff has also issued guidance on an investment adviser’s responsibilities in retaining proxy advisory firms.2 The guidance suggests that advisers have an ongoing duty to monitor proxy advisory firms to ensure that the firms have the capacity and competency to adequately analyze proxy issues. The SEC staff has indicated that an adviser should take reasonable steps to verify that a proxy advisory firm is independent and can make proxy voting recommendations in an impartial manner and in the best interests of the adviser’s clients.

2	Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, Staff Legal Bulletin No. 20 (IM/CF) (June 30, 2014).

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

As of December 31, 2025, Cory Johnson and Zach Murphy serve as the portfolio managers (the “Portfolio Managers”) for, and primarily responsible for the day-to-day portfolio management of, the Pender Real Estate Credit Fund (the “Fund”). Each of Messrs. Johnson and Murphy has served as a Portfolio Manager of the Fund since the Fund's inception.

Cory Johnson is Chief Executive Officer of the Investment Manager and is primarily responsible for the day-to day management and strategy of the Fund. Mr. Johnson has been the portfolio manager of the Fund since its inception. Mr. Johnson is supported by real estate analysts and other investment professionals who conduct loan origination, underwriting, and asset management services. Mr. Johnson manages the Fund consistent with the broad investment parameters established by the Investment Manager’s Investment Policy Committee (see below), which is led by Mr. Johnson and Zach Murphy.

Zach Murphy is Chief Investment Officer of the Investment Manager and is primarily responsible for the day-to-day loan execution and asset management of the Fund. Mr. Murphy has been the portfolio manager of the Fund since its inception. Mr. Johnson is supported by real estate analysts and other investment professionals who conduct loan origination, underwriting, and asset management services. Mr. Murphy manages the Fund consistent with the broad investment parameters established by the Investment Manager’s Investment Policy Committee (see below), which is led by Mr. Murphy and Cory Johnson.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The Investment Manager, which is owned and overseen by the Portfolio Managers, currently manages an Investment Company which participates in and is currently aligned with the Fund. The Fund may be subject to a number of actual and potential conflicts of interest, including those set forth in further detail below.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time-to-time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as Investment Manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Manager and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund.

Although the Investment Manager and its affiliates will seek to allocate investment opportunities among the Fund and its other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager and its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager and its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Investment Manager has adopted a code of ethics (the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Code of Ethics are also available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

(a)(3) Compensation Structure of Portfolio Manager

The Portfolio Managers are the founders and sole owners of the Investment Manager. They each take distributions from profit of the Investment Manager according to the terms of their ownership agreement(s).

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.45% on an annualized basis based on the Fund’s average daily net assets. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be computed as of the last business day of each month and will be due and payable in arrears within ten (10) business days after the end of the month.

In addition, the Investment Manager (or, to the extent permitted by applicable law, an affiliate of the Investment Manager) will be entitled to receive an Incentive Fee calculated and payable monthly in arrears in amount equal to 10% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month is payable to the Adviser. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Investment Management Fee, expenses payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation).

(a)(4) Disclosure of Securities Ownership

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Cory Johnson	over $1,000,000
Zach Murphy	$500,001 - $1,000,000

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund has not engaged in Security Lending Activities.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable

(b) Not applicable

Item 19.  Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed. Not applicable.

(a) (3)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(a) (5)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pender Real Estate Credit Fund

/s/ Cory Johnson
By: Cory Johnson
President & Principal Executive Officer
March 10, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Cory Johnson
By: Cory Johnson
President & Principal Executive Officer
March 10, 2026

/s/ Madeline Arment
By: Madeline Arment
Treasurer
March 10, 2026